   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 1999


                                                      REGISTRATION NO. 333-82791
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 3


                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                              GOLDEN TELECOM, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                    4812                                   51-0391303
    (State or Other Jurisdiction of                 (Primary Industrial                         (I.R.S. Employer
     Incorporation or Organization)             Classification Code Number)                   Identification No.)

                              GOLDEN TELECOM, INC.
                          12, KRASNOKAZARMENNAYA STR.
                             MOSCOW, RUSSIA 111250
                              (011-7-501) 797-9300
   (Address and telephone number of Registrant's principal executive offices)

                                GRIER C. RACLIN
                         GLOBAL TELESYSTEMS GROUP, INC.
                              1751 PINNACLE DRIVE
                           NORTH TOWER -- 12TH FLOOR
                             MCLEAN, VIRGINIA 22012
                                 (703) 918-4500
           (Name, address and telephone number of agent for service)
                                   Copies to:

     DAVID J. BEVERIDGE, ESQ.              JEFFREY A. RIDDELL                JAMES J. CLARK, ESQ.
       SHEARMAN & STERLING             GOLDEN TELESERVICES, INC.           CAHILL GORDON & REINDEL
         199 BISHOPSGATE                  1751 PINNACLE DRIVE                   80 PINE STREET
    LONDON, EC2M 3TY, ENGLAND          NORTH TOWER -- 12TH FLOOR           NEW YORK, NEW YORK 10005
       011-44-171-920-9000               MCLEAN, VIRGINIA 22012                 (212) 701-3000
                                             (703) 918-4500

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable on or after the effective date of this registration statement.
                             ---------------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                    PROPOSED            PROPOSED
                                                                     MAXIMUM             MAXIMUM
           TITLE OF EACH CLASS                AMOUNT TO BE       OFFERING PRICE         AGGREGATE           AMOUNT OF
      OF SECURITIES TO BE REGISTERED          REGISTERED(1)       PER SECURITY      OFFERING PRICE(2)  REGISTRATION FEE(3)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, Par Value
  $0.01 Per Share.........................     10,930,000            $18.50           $202,205,000           $56,213
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Includes (i) shares of common stock to cover the underwriters' over-allotment option and (ii) shares of common stock which are to be offered outside the United States but that may be resold from time to time in the United States during the distribution. The shares of common stock registered hereby are not being registered for the purpose of sales outside of the United States.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act.


(3) Previously paid.

                             ---------------------
     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the securities Act of 1933 or until the Registration Statement shall become effective on such date as the commission, acting pursuant to said Section 8(a), may determine.
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


                                EXPLANATORY NOTE



     This Amendment No. 3 to Golden Telecom, Inc.'s Registration Statement on Form S-1 (File No. 333-82791) (the "Registration Statement") comprises Part II of the Registration Statement, as amended hereby, and the exhibits to the Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

SEC registration fee........................................   $
NASD filing fee.............................................
Nasdaq listing fee..........................................
Blue Sky fees and expenses..................................
Printing and engraving expenses.............................
Attorneys' fees and expenses................................
Accountants' fees and expenses..............................
Transfer agent's and registrar's fees and expenses..........
Miscellaneous...............................................
                                                               -------
          Total.............................................
                                                               =======

     The amounts set forth above are estimates except for the SEC registration fee and the NASD filing fee.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Golden Telecom Inc.'s Certificate of Incorporation and By-laws provide for indemnification of its directors and officers to the fullest extent permitted by the Delaware General Corporate Law, as such law may be amended from time to time.


     Article 8 of the Underwriting Agreement (Exhibit 1.1 hereto) contains provisions for certain indemnification rights to the directors and officers of Golden Telecom, Inc.


     In addition, Golden Telecom, Inc. maintains liability insurance for its directors and officers.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     None.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits.


        EXHIBIT
         NUMBER                             DESCRIPTION OF EXHIBIT
        -------                             ----------------------
          1.1            -- Form of Underwriting Agreement.
          3.1            -- Amended and Restated Certificate of Incorporation of
                            Golden Telecom, Inc.
          3.2            -- By-laws of Golden Telecom, Inc.
          4.1            -- Specimen certificate representing shares of Common Stock.
          4.2            -- Form of Registration Rights Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
          4.3            -- Form of Warrant Agreement.
          5.1            -- Opinion of Shearman & Sterling as to the legality of the shares of common stock of Golden Telecom, Inc.
         10.1            -- Form of Contribution Agreement between Global TeleSystems
                            Group, Inc. and Golden Telecom, Inc.

        EXHIBIT
         NUMBER                             DESCRIPTION OF EXHIBIT
        -------                             ----------------------
         10.2            -- Form of Shareholders' Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.3            -- Form of Administrative Services Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.4            -- Form of Trademark Transfer Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.5            -- Form of Indemnification Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.6            -- Form of Employee Benefits Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.7            -- Form of Golden Telecom, Inc. 1999 Equity Participation
                            Plan.
         10.8            -- Agreement No. 26-12/97, dated December 26, 1997, among
                            TCM, MTU-Inform and VimpelCom.
         10.9            -- Agreement No. 08-04/98, dated April 8, 1998, among TCM,
                            MTU-Inform and VimpelCom.
         10.10           -- Agreement No. 01-08/98, dated August 1, 1998, among TCM,
                            MTU-Inform and KB-Impulse.
         21.1            -- List of subsidiaries of Golden Telecom, Inc.
         23.1*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (Golden Telecom, Inc.)
         23.2*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (EDN Sovintel LLC).
         23.3*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (GTS-Vox Limited).
         23.4            -- Consent of Shearman & Sterling (included in its opinion in Exhibit 5.1).
         24.1*           -- Powers of Attorney.
         24.2            -- Power of Attorney.


---------------


* Previously filed.


     (b) Consolidated Financial Statement Schedules.

     We have furnished Schedule II -- Valuation and Qualifying Accounts on page II-5 for Golden Telecom, Inc.

     All other schedules are omitted because they are not applicable or not required, or because the required information is either incorporated herein by reference or included in the financial statements or notes thereto included in this report.

ITEM 17. UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Moscow, Russia on September 22, 1999.


                                            GOLDEN TELECOM, INC.

                                            By:    /s/ STEWART P. REICH
                                              ----------------------------------
                                                Name: Stewart P. Reich
                                                Title:  President and Chief
                                                        Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                /s/ STEWART P. REICH                     President and Chief         September 22, 1999
-----------------------------------------------------      Executive Officer,
                  Stewart P. Reich                         Director (Principal
                                                           Executive Officer)

                          *                              Chief Financial Officer     September 22, 1999
-----------------------------------------------------      (Principal Financial and
                   David J. Wisher                         Accounting Officer)

                          *                              Director                    September 22, 1999
-----------------------------------------------------
                   Grier C. Raclin

                          *                              Director                    September 22, 1999
-----------------------------------------------------
                Robert A. Schriesheim

                          *                              Director                    September 22, 1999
-----------------------------------------------------
                 William H. Seippel

                          *                              Director                    September 22, 1999
-----------------------------------------------------
                  H. Brian Thompson

               *By /s/ DAVID J. WISHER
  -------------------------------------------------
                   David J. Wisher
                  Attorney in Fact

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                             DESCRIPTION OF EXHIBIT
        -------                             ----------------------
          1.1            -- Form of Underwriting Agreement.
          3.1            -- Amended and Restated Certificate of Incorporation of
                            Golden Telecom, Inc.
          3.2            -- By-laws of Golden Telecom, Inc.
          4.1            -- Specimen certificate representing shares of Common Stock.
          4.2            -- Form of Registration Rights Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
          4.3            -- Form of Warrant Agreement.
          5.1            -- Opinion of Shearman & Sterling as to the legality of the shares of common stock of Golden Telecom, Inc.
         10.1            -- Form of Contribution Agreement between Global TeleSystems
                            Group, Inc. and Golden Telecom, Inc.
         10.2            -- Form of Shareholders' Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.3            -- Form of Administrative Services Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.4            -- Form of Trademark Transfer Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.5            -- Form of Indemnification Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.6            -- Form of Employee Benefits Agreement between Global
                            TeleSystems Group, Inc. and Golden Telecom, Inc.
         10.7            -- Form of Golden Telecom, Inc. 1999 Equity Participation
                            Plan.
         10.8            -- Agreement No. 26-12/97, dated December 26, 1997, among
                            TCM, MTU-Inform and VimpelCom.
         10.9            -- Agreement No. 08-04/98, dated April 8, 1998, among TCM,
                            MTU-Inform and VimpelCom.
         10.10           -- Agreement No. 01-08/98, dated August 1, 1998, among TCM,
                            MTU-Inform and KB-Impulse.
         21.1            -- List of subsidiaries of Golden Telecom, Inc.
         23.1*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (Golden Telecom, Inc.)
         23.2*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (EDN Sovintel LLC).
         23.3*           -- Consent of Ernst & Young (CIS) Limited, Independent
                            Auditors (GTS-Vox Limited).
         23.4            -- Consent of Shearman & Sterling (included in its opinion in Exhibit 5.1).
         24.1*           -- Powers of Attorney.
         24.2            -- Power of Attorney.


---------------


* Previously filed.